SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 13, 2005

Commission File No. 0-29501

Com-Guard.com, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	33-0879853 (I.R.S. Employer Identification No.)

2075 Corte del Nogal, Suite R Carlsbad, California (Address of principal executive offices)	92009 (Zip Code)

Registrant’s telephone number, including area code: (760) 431-2206

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 13, 2005, the Registrant, by and through a resolution adopted by the Registrant's Board of Directors, adopted a Code of Business Conduct and Ethics, a specimen of which is attached hereto as Exhibit (a).

Item 9.01. Financial Statements and Exhibits.

Exhibits

(a) Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Com-Guard.com, Inc.
DATED: October 14, 2005
/s/ Edward W. Savarese EDWARD W. SAVARESE Chief Executive Officer and Acting Chief Financial Officer